SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

May 14, 2018
Date of Report (Date of earliest event reported)

INTERNATIONAL SEAWAYS, INC.

(Exact name of registrant as specified in its charter)

1-37836-1
Commission File Number

Marshall Islands	98-0467117
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

600 Third Avenue, 39th Floor, New York, New York	10016
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 212-578-1600

Securities registered pursuant to Section 12(b) of the Act:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Section 8 – Other Events

Item 8.01	Other Events

International Seaways, Inc. (the “Company”) has recast certain information originally included in Item 6. Selected Financial Data, Item 7, Management Discussion and Analysis, Item 8. Financial Statements and Supplementary Data and Schedule I - Condensed Financial Information of Parent Company as listed in Item 15. Exhibits, Financial Statement Schedules included in its Annual Report on Form 10-K for the year ended December 31, 2017 (the “Form 10-K”) that was filed with the Securities and Exchange Commission (the “SEC”) on March 12, 2018, to reflect the Company’s retrospective application of Financial Accounting Standards Board Accounting Standards Update No. 2017-07, Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost (ASC 715), No. 2016-18, Statement of Cash Flows (ASC 230): Restricted Cash, and No. 2016-15, Classification of Certain Cash Receipts and Cash Payments (ASC 230), which were adopted by the Company in the quarter ended March 31, 2018. The recast financial statements and selected financial data are attached hereto as Exhibit 99.1 and incorporated herein by reference.

There have been no revisions or updates to any sections originally included in the Form 10-K other than the revisions noted above. This Current Report on Form 8-K should be read in conjunction with the Form 10-K. The information contained in this Current Report on Form 8-K is not an amendment to, or restatement of, the Form 10-K.

Section 9 - Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm of the Registrant.
23.2	Consent of Independent Registered Public Accounting Firm of the Registrant.
99.1	Recast Item 6. Selected Financial Data, Item 7, Management Discussion and Analysis, Item 8. Financial Statements and Supplementary Data and Schedule I - Condensed Financial Information of Parent Company as listed in Item 15. Exhibits, Financial Statement Schedules from International Seaways, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2017.
101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase
101.DEF	XBRL Taxonomy Extension Definition Linkbase
101.LAB	XBRL Taxonomy Extension Label Linkbase
101.PRE	XBRL Taxonomy Extension Presentation Linkbase

2	International Seaways, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL SEAWAYS, INC.
(Registrant)

Date: May 14, 2018	By	/s/ James D. Small III
Name: James D. Small III Title: Chief Administrative Officer, Senior Vice President, General Counsel and Secretary

3	International Seaways, Inc.

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm of the Registrant.

23.2	Consent of Independent Registered Public Accounting Firm of the Registrant.

99.1	Recast Item 6. Selected Financial Data, Item 7, Management Discussion and Analysis, Item 8. Financial Statements and Supplementary Data and Schedule I - Condensed Financial Information of Parent Company as listed in Item 15. Exhibits, Financial Statement Schedules from International Seaways, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2017.

101.INS	XBRL Instance Document.

101.SCH	XBRL Taxonomy Schema.

101.CAL	XBRL Taxonomy Extension Calculation Linkbase.

101.DEF	XBRL Taxonomy Extension Definition Linkbase.

101.LAB	XBRL Taxonomy Extension Label Linkbase.

101.PRE	XBRL Taxonomy Extension Presentation Linkbase.

4	International Seaways, Inc.